FORM OF MONTHLY CERTIFICATEHOLDER'S STATEMENT

                       FIRST NORTH AMERICAN NATIONAL BANK

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                      CIRCUIT CITY CREDIT CARD MASTER TRUST
                                  SERIES 1996-1

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Pursuant to the Master Pooling and Servicing Agreement dated as of October 4,1994 (as amended or supplemented, the "Pooling and Servicing Agreement"), as supplemented by the Series 1996-1 Supplement, dated as of November 27, 1996 (the "Supplement" and, together with the Pooling and Servicing Agreement, the "Agreement"), each between First North American National Bank, as Transferor and Servicer, and Bankers Trust Company, as Trustee, the Servicer is required to prepare certain information each month regarding distributions to Certificateholders and the performance of the Trust. The information with respect to the applicable Distribution Date and Due Period is set forth below:


  Due Period Ending                                       August 31, 2000
  Determination Date                                      September 7, 2000
  Distribution Date                                       September 15, 2000

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                                                                      ---
  Class A Accumulation Period ("Y" or "N")?                            N
                                                                      ---
                                                                      ---
  Class B Accumulation Period ("Y" or "N")?                            N
                                                                      ---
                                                                      ---
  Early Amortization Period ("Y" or "N")?                              N
                                                                      ---
                                                                      ---
  Class B Investor Amount paid in full ("Y" or "N")?                   N
                                                                      ---
                                                                      ---
  Sharing Principal Collections with another Series ("Y" or "N")?      N
                                                                      ---
                                                                      ---

  MASTER TRUST INFORMATION

  Receivables

  1.   The aggregate amount of Eligible Receivables as of the end of
       the last day of the relevant Due Period                                          $ 1,136,430,819.53

  2.   The aggregate amount of Principal Receivables as of the end
       of the last day of the relevant Due Period                                       $ 1,109,419,642.12

  3.   The aggregate amount of Finance Charge Receivables as of
       the end of the last day of the relevant Due Period                               $    27,011,177.41

  4.   The aggregate amount of Discount Option Receivables as of
                                                                                        ------------------
                                                                                        ------------------
       the last day of the relevant Due Period                                          $             0.00
                                                                                        ------------------
                                                                                        ------------------

  5.   The Transferor Amount as of the end of the last day of the
       relevant Due Period                                                              $    12,219,642.12

  6.   The minimum Transferor Amount as of the end of the last
       day of the relevant Due Period                                                   $             0.00

  7.   The Excess Funding Account Balance as of the end of the
       last day of the relevant Due Period                                              $             0.00

  8.   The aggregate principal balance of Receivables determined to be
       Receivables of Defaulted Accounts for the relevant Due Period                    $     6,433,243.12

  9.   The aggregate amount of Recoveries for the relevant Due Period                   $     2,027,041.15

  10.  The Default Amount for the relevant Due Period                                   $     4,406,201.97

  Collections

  11.  The aggregate amount of Collections of Principal Receivables
       for the relevant Due Period                                                      $   130,408,341.36

  12.  The aggregate amount of Collections of Finance Charge
       Receivables for the relevant Due Period                                          $    18,460,164.87

  13.  The aggregate amount of interest earnings (net of losses and investment expenses) on the Excess Funding
       Account for the relevant Due Period                                              $             0.00

  14.  The aggregate amount of Collections processed for the relevant
       Due Period (sum of lines 9+11+12+13)                                             $   150,895,547.38

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                                                                                        ------------------
  15.  The average Discount Percentage for the relevant Due Period                      %            0.00%
                                                                                        ------------------
                                                                                        ------------------

  Invested Amounts

  16.  The Series 1995-1 Invested Amounts as of the end of the last day of the relevant Due Period
                  a.  Class A                                                           $             0.00
                  b.  Class B                                                           $    30,000,000.00
                  c.  Collateral Indebtedness Interest                                  $    39,000,000.00
                  d. Class D                                                            $    15,000,000.00
                                                                                        ------------------
                                                                                        ------------------
                  e.  Total Invested Amount (sum of a - d)                              $    84,000,000.00

  17.  The Series 1996-1 Invested Amounts as of the end of the last day of the relevant Due Period
                  a.  Class A                                                           $   162,000,000.00
                  b.  Class B                                                           $    22,500,000.00
                  c.  Collateral Indebtedness Interest                                  $    29,250,000.00
                  d. Class D                                                            $    11,250,000.00
                                                                                        ------------------
                                                                                        ------------------
                  e.  Total Invested Amount (sum of a - d)                              $   225,000,000.00

  18.  The Series 1998-2 Invested Amounts as of the end of the last day of the relevant Due Period
                  a.  Class A                                                           $    55,000,000.00
                  b.  Class B                                                           $     5,500,000.00
                                                                                        ------------------
                                                                                        ------------------
                  c.  Total Invested Amount (sum of a - b)                              $    60,500,000.00

  19.  The Series 1999-1 Invested Amounts as of the end of the last day of the relevant Due Period
                  a.  Class A                                                           $   216,000,000.00
                  b.  Class B                                                           $    11,700,000.00
                                                                                        ------------------
                                                                                        ------------------
                  c.  Total Invested Amount (sum of a - b)                              $   227,700,000.00

  20.  The Series 2000-1 Invested Amounts as of the end of the last day of the relevant Due Period
                  a.  Class A                                                           $   365,000,000.00
                  b.  Class B                                                           $    57,500,000.00
                  c.  Collateralized Trust Obligation                                   $    47,500,000.00
                  d.  Class D                                                           $    30,000,000.00
                                                                                        ------------------
                                                                                        ------------------
                  e.  Total Invested Amount (sum of a - d)                              $   500,000,000.00

  21.  The aggregate Invested Amount across all series of Investor
       Certificates outstanding as of the end of the last day of the
       relevant Due Period                                                              $ 1,097,200,000.00

  Investor Amounts

  22.  The Series 1995-1 Investor Amounts as of the end of the last day of the relevant Due Period
                  a.  Class A                                                           $   216,000,000.00
                  b.  Class B                                                           $    30,000,000.00
                  c.  Collateral Indebtedness Interest                                  $    39,000,000.00
                  d.  Class D                                                           $    15,000,000.00
                                                                                        ------------------
                                                                                        ------------------
                  e.  Total Investor Amount (sum of a - d)                              $   300,000,000.00

  23.  The Series 1996-1 Investor Amounts as of the end of the last day of the relevant Due Period
                  a.  Class A                                                           $   162,000,000.00
                  b.  Class B                                                           $    22,500,000.00
                  c.  Collateral Indebtedness Interest                                  $    29,250,000.00
                  d.  Class D                                                           $    11,250,000.00
                                                                                        ------------------
                                                                                        ------------------
                  e.  Total Investor Amount (sum of a - d)                              $   225,000,000.00

  24.  The Series 1998-2 Investor Amounts as of the end of the last day of the relevant Due Period
                  a.  Class A                                                           $    55,000,000.00
                  b.  Class B                                                           $     5,500,000.00
                                                                                        ------------------
                                                                                        ------------------
                  c.  Total Investor Amount (sum of a - b)                              $    60,500,000.00

  25.  The Series 1999-1 Investor Amounts as of the end of the last day of the relevant Due Period
                  a.  Class A                                                           $   216,000,000.00
                  b.  Class B                                                           $    11,700,000.00
                                                                                        ------------------
                                                                                        ------------------
                  d.  Total Investor Amount (sum of a - c)                              $   227,700,000.00

  26.  The Series 2000-1 Adjusted Invested Amounts as of the end of the last day of the relevant Due Period
                  a.  Class A                                                           $   365,000,000.00
                  b.  Class B                                                           $    57,500,000.00
                  c.  Collateralized Trust Obligation                                   $    47,500,000.00
                  d.  Class D                                                           $    30,000,000.00
                                                                                        ------------------
                                                                                        ------------------
                  e.  Total Adjusted Invested Amount (sum of a - d)                     $   500,000,000.00

  27.  The aggregate Investor Amount across all series of Investor
       Certificates outstanding as of the end of the last day of the
       relevant Due Period                                                              $ 1,313,200,000.00

  Series 1996-1 Allocation Percentages

  28.  The Fixed Percentage with respect to the relevant
       Due Period
                  a.  Class A                                                           %            0.00%
                  b.  Class B                                                           %            0.00%
                  c.  Collateral Indebtedness Interest                                  %            0.00%
                  d.  Class D                                                           %            0.00%
                                                                                        ------------------
                                                                                        ------------------
                  e.  Series 1996-1 Total                                                            0.00%
                                                                                        ------------------
                                                                                        ------------------

  29.  The Floating Percentage with respect to the relevant
       Due Period
                  a.  Class A                                                           %           14.50%
                  b.  Class B                                                           %            2.01%
                  c.  Collateral Indebtedness Interest                                  %            2.62%
                  d.  Class D                                                           %            1.01%
                                                                                        ------------------
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                  e.  Series 1996-1 Total                                                           20.13%
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                                                                                        ------------------

  Allocation of Collections

  30.  The Series 1996-1 allocation of Collections of Principal
       Receivables for the relevant Due Period (line 28 times
       line 11)
                  a.  Class A                                                           $    18,903,040.85
                  b.  Class B                                                           $     2,625,422.34
                  c.  Collateral Indebtedness Interest                                  $     3,413,049.04
                  d.  Class D                                                           $     1,312,711.17
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                                                                                        ------------------
                  e.  Series 1996-1 Total                                               $    26,254,223.40
                                                                                        ------------------
                                                                                        ------------------

  31.  The Series 1996-1 allocation of Collections of Finance
       Charge Receivables for the relevant Due Period (line 28
       times line 12)
                  a.  Class A                                                           $     2,675,850.69
                  b.  Class B                                                           $       371,645.93
                  c.  Collateral Indebtedness Interest                                  $       483,139.71
                  d.  Class D                                                           $       185,822.96
                                                                                        ------------------
                                                                                        ------------------
                  e.  Series 1996-1 Total                                               $     3,716,459.30
                                                                                        ------------------
                                                                                        ------------------

  Portfolio Yield and Delinquencies

  32.  The Portfolio Yield for the relevant Due Period (including
       Shared Excess Finance Charge Collections, if allocated)
       with respect to Series 1996-1                                                    %           15.15%

  33.  The 3-month average Portfolio Yield for the three most recent
       Due Periods                                                                      %           15.23%

  34.  The Base Rate for the relevant Due Period                                        %            8.89%

  35.  The 3-month average Base Rate for the three most recent
       Due Periods                                                                      %            8.90%

  36.  Average Portfolio Yield less average Base Rate                                   %            6.33%

  37.  The amount of Shared Excess Finance Charge Collections allocable to Series 1996-1 with respect to any Finance Charge
       Shortfall in such Series for the relevant Due Period                             $             0.00

  38. The aggregate outstanding balance of Receivables which were delinquent as of the end of the relevant Due Period:

                                                                                        ------------------
                                                                                        ------------------
                       (a)     Delinquent 31 to 60 days                                 $    20,493,934.47
                                                                                        ------------------
                                                                                        ------------------
                       (b)     Delinquent 61 to 90 days                                 $    12,624,255.26
                                                                                        ------------------
                                                                                        ------------------
                       (c)     Delinquent 91 days or more                               $    23,407,311.27
                                                                                        ------------------
                                                                                        ------------------

  Determination of Monthly Interest

  39.  Class A Monthly Interest:
                  a.  Class A Monthly Interest                                          $       947,030.63
                  b.  Funds allocated and available to pay Class A
                       Monthly Interest for relevant Due Period (4.3a)                  $     2,681,256.32
                  c.  Class A Interest Shortfall (a less b)                             $             0.00
                  d.  Class A Additional Interest                                       $             0.00

  40.  Class B Monthly Interest:
                  a.  Class B Monthly Interest                                          $       135,988.28
                  b.  Funds allocated and available to pay Class B
                       Monthly Interest for relevant Due Period (4.3b)                  $       376,852.96
                  c.  Class B Interest Shortfall (a less b)                             $             0.00
                  d.  Class B Additional Interest                                       $             0.00

  41.  Collateral Monthly Interest and Class D Monthly Interest:
                  a.  Collateral/Class D Monthly Interest                               $       251,753.91
                  b.  Funds allocated and available to pay Collateral/
                       Class D Monthly Interest for relevant Due Period                 $       668,962.67
                  c.  Collateral/Class D Interest Shortfall (a less b)                  $             0.00
                  d.  Collateral/Class D Additional Interest                            $             0.00

  Accumulation Period
  42.  Required Accumulation Factor Number                                                           10.00
  43.  Accumulation Period Factor                                                                     1.00
  44.  Accumulation Period Length                                                                    10.00
  45.  Accumulation period commencement date                                             January 1, 2001

  Determination of Monthly Principal

  46.  Class A Monthly Principal (pursuant to section 4.4a):
               (X)a.  Fixed Allocation Percentage of Principal Receivable
                      Collections + Shared - Reallocated Coll. Applied                  $             0.00
               (Y)a.  Controlled Accumulation Amount                                    $             0.00
                  b.  Deficit Controlled Accumulation Amount                            $             0.00
                  c.  Controlled Deposit Amount                                         $             0.00
               (Z)a.  Class A Invested Amount                                           $   162,000,000.00
       Class A Monthly Principal (the least of x,y,z)                                   $             0.00

  47.  Class B Monthly Principal (pursuant to section 4.4b)
       (distributable only after payout of Class A)
               (X)a.  Fixed Allocation Percentage of Principal Receivable
                      Collections + Shared - Reallocated Collections
                      Applied - Class A Monthly Principal Applications                  $             0.00
               (Y)a.  Controlled Accumulation Amount                                    $             0.00
                  b.  Deficit Controlled Accumulation Amount                            $             0.00
                  c.  Controlled Deposit Amount                                         $             0.00
               (Z)a.  Class B Invested Amount                                           $    22,500,000.00
       Class B Monthly Principal (the least of x,y,z)                                   $             0.00

  48.  Collateral Monthly Principal
                  a.  pursuant to 4.4c (i) prior to occurrence of
                      Early Amortization or payment in full of the
                      Class B Investor Amount (optional)                                $             0.00
                  b.  pursuant to 4.4c (ii) prior to occurrence of
                      Early Amortization or payment in full of the
                      Class B Investor Amount                                           $             0.00

  49.  Class D Monthly Principal (pursuant to section 4.4d)
       (distributable only after CIA is paid in full)                                   $             0.00

  Available Funds

  50.  Class A Available Funds
                  a.  Class A Finance Charge allocation (line 31a)                      $     2,675,850.69
                  b.  Class A Cap Payment                                               $         5,405.62
                  c.  Prior to Class B Principal Commencement Date, the
                      amount of Principal Funding Investment Proceeds for
                      such prior Due Period                                             $             0.00
                  d.  Any amount of Reserve Account withdrawn and
                     included in Class A Available Funds (section 4.14d)                $             0.00
                  e.  Class A Available Funds (sum a-d)                                 $     2,681,256.32

  51.  Class B Available Funds
                  a.  Class B Finance Charge allocation (line 31b)                      $       371,645.93
                  b.  Class B Cap Payment                                               $         5,207.03
                  c.  On or After Class B Principal Commencement Date, the
                      amount of Principal Funding Investment Proceeds for
                      such prior Due Period                                             $             0.00
                  d.  Any amount of Reserve Account withdrawn and
                     included in Class B Available Funds (section 4.14d)                $             0.00
                  e.  Class B Available Funds (sum a-d)                                 $       376,852.96

  52.  Collateral Available Funds:
                  a.  Collateral Finance Charge allocation (line 31c)                   $       483,139.71

  53.  Class D Available Funds
                  a.  Class D Finance Charge allocation (line 31d)                      $       185,822.96

  Reallocated Principal Collections

  54.  Class D Subordinated Principal Collections (to the extent                        $             0.00
       needed to fund Required Amounts)

  55.  Collateral Subordinated Principal Collections (to the extent                     $             0.00
       needed to fund Required Amounts)

  56.  Class B Subordinated Principal Collections (to the extent                        $             0.00
       needed to fund Required Amounts)

  57.  Total Reallocated Principal Collections                                          $             0.00

  Investor Default Amounts

  58.  Class A Investor Default Amount                                                  $       638,690.86
                                                                                        %            4.77%

  59.  Class B Investor Default Amount                                                  $        88,707.06
                                                                                        %            4.77%

  60.  Collateral Investor Default Amount                                               $       115,319.18
                                                                                        %            4.77%

  61.  Class D Investor Default Amount                                                  $        44,353.53
                                                                                        %            4.77%

  62.  Aggregate Investor Default Amount                                                $       887,070.64
                                                                                        %            4.77%
  Allocable Amounts for Series 1996-1

  63.  The Allocable Amount for Series 1996-1 as of the end of the
       relevant Due Period (Inv Default Amt + Series 96-1 Adjust Amt)
            Class A                                                                     $       638,690.86
            Class B                                                                     $        88,707.06
            Class C                                                                     $       115,319.18
            Class D                                                                     $        44,353.53
                                                                                        ------------------
                                                                                        ------------------
       Aggregate Allocable Amount                                                       $       887,070.64

  Required Amounts for Series 1996-1

  64.  Class A Required Amount (section 4.5a)
                  a.  Class A Monthly Interest for current Distribution
                       Date                                                             $       947,030.63
                  b.  Class A Monthly Interest previously due but not
                       paid                                                             $             0.00
                  c.  Class A Additional Interest for prior Due Period
                       or previously due but not paid                                   $             0.00
                  d.  Class A Investor Allocable Amount                                 $       638,690.86
                  e.  Class A Servicing Fee (if FNANB is no longer
                       servicer)                                                        $             0.00
                  f.   Class A Available Funds                                          $     2,681,256.32
                  g.  Class A Required Amount (sum of a-e minus f)                      $             0.00

  65.  Class B Required Amount (section 4.5b)
                  a.  Class B Monthly Interest for current Distribution
                       Date                                                             $       135,988.28
                  b.  Class B Monthly Interest previously due but not
                       paid                                                             $             0.00
                  c.  Class B Additional Interest for prior Due Period
                       or previously due but not paid                                   $             0.00
                  d.  Class B Servicing Fee (if FNANB is no longer
                       servicer)                                                        $             0.00
                  e.  Class B Available Funds                                           $       376,852.96
                  f.   Excess of Class B Allocable Amount over
                       funds available to make payments (section 4.8d)                  $             0.00
                  g.  Class B Required Amount ((sum of a-d) minus e                     $
                       plus f)                                                                        0.00

  66.  Collateral/Class D Required Amount (section 4.5c,d)
                  a.  Collateral/Class D Monthly Interest for current
                       Distribution date                                                $       251,753.91
                  b.  Collateral/Class D Monthly Interest previously
                       due but not paid                                                 $             0.00
                  c.  Collateral/Class D Additional Interest for prior
                       Due Period or previously due but not paid                        $             0.00
                  d.  Collateral/Class D Servicing Fee (if FNANB is
                       no longer servicer)                                              $             0.00
                  e.  Collateral/Class D Available Funds                                $       668,962.67
                  f.   Excess of Collateral/Class D Allocable Amount
                       over funds available to make payments                            $             0.00
                  g.  Collateral/Class D Required Amount ((sum of
                       a-d) minus e plus f)                                             $             0.00

  Investor Charge-Offs

  67.  The aggregate amount of Class A Investor Charge-Offs and the reductions in the Class B Invested Amount, Collateral Indebtedness
       Amount and Class D Invested Amount
                  a.  Class A                                                           $             0.00
                  b.  Class B                                                           $             0.00
                  c.  Collateral Indebtedness Amount                                    $             0.00
                  d.  Class D                                                           $             0.00

  68.  The aggregate amount of Class B Investor Charge-Offs and the reductions in the Collateral Indebtedness Amount and Class D
       Invested Amount
                  a.  Class B                                                           $             0.00
                  b.  Collateral Indebtedness Amount                                    $             0.00
                  c.  Class D                                                           $             0.00

  69.  The aggregate amount of Collateral Charge-Offs and the reductions in Class D Invested Amount
                  a.  Collateral Indebtedness Amount                                    $             0.00
                  b.  Class D                                                           $             0.00

  Servicing Fee
       (2% of total Invested Amount)
  70.  Class A Servicing Fee for the relevant Due Period                                $       270,000.00

  71.  Class B Servicing Fee for the relevant Due Period                                $        37,500.00

  72.  Collateral Servicing Fee for the relevant Due Period                             $        48,750.00

  73.  Class D Servicing Fee for the relevant Due Period                                $        18,750.00

  Enhancement
             (18% of total Invested Amount)
  74.  Required Enhancement Amount
                  a. Invested Amount as of the last day of relevant Due
                      Period                                                            $   225,000,000.00
                  b.  Required Enhancement Amount (line a times 18%)                         40,500,000.00

  75.  Enhancement Surplus
                  a.  Amount on Deposit in the Cash Collateral Account                  $             0.00
                  b.  Collateral Indebtedness Amount                                    $    29,250,000.00
                  c.  Class D Invested Amount                                           $    11,250,000.00
                  d.  Required Enhancement Amount                                       $    40,500,000.00
                  e.  Enhancement Surplus ((sum of a-c)less d)                          $             0.00
                  f.  Enhancement deficiency, deposit excess Finance
                      Charge to Cash Collateral Account                                 $             0.00

  Reserve Account

  76.  Lowest historical 3 month average Portfolio Yield less 3 month
       average Base Rate (must be > 4%, or line 77 will adjust accordingly)             %            5.01%

  77.  Reserve Account Funding Date (based on line 76)                                        11/15/00

  78.  Required Reserve Account Amount (after the Reserve Account
       Funding Date, 0.5% times the Class A/Class B Investor Amount)                    $             0.00

  79.  Available Reserve Account Amount
                  a.  Reserve Draw Amount (covered amount - p.f. proceeds)              $             0.00
                  b.  Reserve Account Investment Proceeds                               $             0.00
                  c.  Amount on deposit in the Reserve Account at the end of the
                       relevant Due Period less Investment Proceeds                     $             0.00
                  d.  Required Reserve Account Amount (line 78)                         $             0.00
                  e.  Available Reserve Account Amount (after Reserve Draw)             $             0.00
                                                                                        ------------------
                                                                                        ------------------
                  f.   Required Reserve Account Deposit on Distribution Date            $             0.00
                                                                                        ------------------
                                                                                        ------------------

  Principal Funding Account

  80.  Principal Funding Account Balance at the beginning of the Due Period             $             0.00

  81.  a.  Daily Deposits to the Principal Funding Account during the
             relevant Due Period                                                        $             0.00
       b.  Principal Funding Account Investment Proceeds                                $             0.00

  82.  Withdrawals from the Principal Funding Account during the relevant
       Due Period                                                                       $             0.00

  83.  Principal Funding Account Balance as of the last day of the
       relevant Due Period                                                              $             0.00

  84.  LIBOR Determination date for the relevant Due Period                                  11-Aug-00

  85.  LIBOR rate for the relevant Due Period                                           %           6.619%

  86. As of the date hereof, no Early Amortization Event has been deemed to have occurred during the relevant Due Period.


       IN WITNESS WHEREOF, THE undersigned has duly executed and delivered this Certificate this 7th day of September, 2000


                          FIRST NORTH AMERICAN NATIONAL BANK,
                          as Servicer


                          By  s/Philip J. Dunn
                          Name:  Philip J. Dunn
                          Title:  Vice President